SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 12, 2004
                Date of Report (Date of earliest event reported)

                              IDENTIX INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  01-09641                   94-2842496
(State or other Jurisdiction      (Commission               (I.R.S. Employer
      of Incorporation)            File Number)            Identification No.)


                                5600 Rowland Road
                              Minnetonka, MN 55343
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 952-932-0888






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Item 7.  Financial Statements and Exhibits


(c)  Exhibits


The following are filed as Exhibits to this Report:

                       Exhibit No    Description of Exhibit

                          99 Press Release and Financial Tables dated August 12, 2004.



Item 12. Results of Operations and Financial Condition

     Pursuant to Item 12 of Form 8-K, Results of Operations and Financial Condition, Identix Incorporated hereby furnishes a press release issued on August 12, 2004, disclosing material non-public information regarding its results of operations for the quarter and year ended June 30, 2004 and its quarterly and full fiscal year revenue and net loss per share expectations for the Company's fiscal 2005 year ending June 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           IDENTIX INCORPORATED

                                           By: /s/ Elissa Lindsoe
                                               ---------------------------------
                                               Elissa Lindsoe
                                               Chief Financial Operator


Date: August 12, 2004